EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 33-80935) of Network Event Theater, Inc. and in the related Prospectus of our report dated September 10, 1997, with respect to the consolidated financial statements of Network Event Theater, Inc. included in this Annual Report (Form 10KSB) for the year ended June 30, 1997.


                                                  /S/ ERNST & YOUNG LLP
                                                  ------------------------
                                                  Ernst & Young LLP

New York, New York
September 29, 1997